================================================================================

                           LAKE SHORE FAMILY OF FUNDS
                           --------------------------

                             LAKE SHORE EQUITY FUND


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000
                                  (UNAUDITED)

     INVESTMENT ADVISER                                  ADMINISTRATOR
     ------------------                                  -------------
 LAKE SHORE FUND GROUP, LLC                       INTEGRATED FUND SERVICES, INC.
    8280 Montgomery Road                               312 Walnut Street
          Suite 302                                       P.O. Box 5354
   Cincinnati, Ohio 45236                         Cincinnati, Ohio 45201-5354
       1.513.794.1440                                    1.800.266.9532

================================================================================

Dear Fellow Shareholders,

The divergent action between market indices continued during the second quarter, as the stock market wrestled with further interest rate increases by the Federal Reserve and higher inflation numbers as a result of the continuing rise in the price of oil. The following table illustrates the percentage changes of three relevant indices over several time periods:

                                              % Change             % Change
                                         3/31/00 - 5/24/00     5/24/00 - 6/30/00
                                         -----------------     -----------------

     DJIA                                       -3.5%                -0.8%
     S&P 500                                    -6.6%                 4.0%
     OTC Composite                             -28.5%                21.3%

May 24th marked a bottom in the market and the number of stocks advancing in price since that day has been on the rise. That doesn't necessarily mean, however, that further backing-and-filling action will not be required.

On the economic front, the 1 3/4 percent increase in the Federal Funds rate over the last year has resulted in the economy showing signs of moderating from its torrid pace. Slowing activity can also be attributed to a decline in the rate of growth in money supply. The market's dilemma is whether the economy will slow down just enough to relieve the supply/demand imbalances that are of concern to the Fed, or whether the decline will be more severe, resulting in a recession and lower corporate earnings.

Looking at the post-World War II period, the majority of the time the Fed's tightening moves have not resulted in a recession. In addition, in the six-month period following the final Federal Reserve interest rate increase, the market has produced very favorable results. Of course, it may be possible that further interest rate increases are in the offing, in which case, the beginning of this historically favorable period may be delayed.

Over the next several months, the market will have to contend with the conflicting trends of slowing monetary growth, which reduces the liquidity that can flow into financial assets and the end of monetary tightening by the Fed, which is beneficial for stocks. In addition, the valuation disparity continues between the larger capitalization stocks and the broader market. The S&P 500 Index and Over-the-Counter Indices are selling at historically high price/earnings multiples, but the Value Line 1700-Stock Index is trading near the lower end of its historic band. This factor may lead to a continuation of conflicting trends between the market indices.

Overall, our stock market indicators continue to suggest that a fully invested position is warranted, although upside progress may be difficult to achieve over the short run. Nonetheless, with a protracted market decline not indicated by our work, it is necessary to utilize the stock selection process to be properly positioned for more positive conditions.

If you have any questions, please feel free to call us at (513) 794-1440.

Sincerely,

Greg Bauer
Chairman
Lake Shore Family of Funds

                             LAKE SHORE EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 2000

                                   (Unaudited)

ASSETS
    Investment securities, at market value (Cost $2,993,966)       $  3,421,647
    Dividends and interest receivable                                     4,878
    Organization expenses, net (Note 2)                                  11,083
    Other assets                                                          7,106
                                                                   ------------
        TOTAL ASSETS                                                  3,444,714
                                                                   ------------
LIABILITIES
    Payable to affiliates (Note 4)                                        6,941
    Accrued expenses                                                      6,853
                                                                   ------------
        TOTAL LIABILITIES                                                13,794
                                                                   ------------

NET ASSETS                                                         $  3,430,920
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital                                                    $  2,321,564
Accumulated net investment loss                                         (30,750)
Accumulated net realized gains from security transactions               712,425
Net unrealized appreciation on investments                              427,681
                                                                   ------------
NET ASSETS                                                         $  3,430,920
                                                                   ============

Shares of beneficial interest outstanding (Unlimited
   number of shares authorized, no par value)                           223,193
                                                                   ============

Net asset value and redemption price per share (Note 2)            $      15.37
                                                                   ============

Maximum offering price per share (Note 2)                          $      16.18
                                                                   ============

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                             STATEMENT OF OPERATIONS

                     For the Six Months Ended June 30, 2000

                                   (Unaudited)


INVESTMENT INCOME
    Dividend                                                         $   25,096
    Interest                                                             10,492
                                                                     ----------
         TOTAL INVESTMENT INCOME                                         35,588
                                                                     ----------

EXPENSES
    Investment advisory fees (Note 4)                                    22,261
    Accounting services fees (Note 4)                                    12,000
    Transfer agent fees (Note 4)                                          7,200
    Administrative services fees (Note 4)                                 6,000
    Insurance expense                                                     5,438
    Custodian fees                                                        3,710
    Amortization of organization expenses (Note 2)                        2,217
    Trustees' fees and expenses                                           2,142
    Postage and supplies                                                  2,070
    Registration fees                                                     1,755
    Distribution expense (Note 4)                                         1,648
    Shareholder report costs                                                850
    Pricing costs                                                           313
                                                                     ----------
         TOTAL EXPENSES                                                  67,604
    Fees waived by the Adviser (Note 4)                                    (666)
                                                                     ----------
         NET EXPENSES                                                    66,938
                                                                     ----------

NET INVESTMENT LOSS                                                     (30,750)
                                                                     ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
    Net realized gains from security transactions                       761,535
    Net change in unrealized appreciation/depreciation on investments  (677,988)
                                                                     ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                         83,547
                                                                     ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                           $   52,797
                                                                     ==========

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                       Six Months
                                                                          Ended           Year
                                                                        June 30,          Ended
                                                                          2000        December 31,
                                                                       (Unaudited)        1999
                                                                       ----------      ----------

FROM OPERATIONS
    Net investment loss                                                $  (30,750)     $  (25,247)
    Net realized gains from security transactions                         761,535          11,761
    Net change in unrealized appreciation/depreciation on investments    (677,988)        934,627
                                                                       ----------      ----------
Net increase in net assets from operations                                 52,797         921,141
                                                                       ----------      ----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income                                               --              --
    From net realized gains                                                  --           (57,345)
                                                                       ----------      ----------
Total distributions to shareholders                                          --           (57,345)
                                                                       ----------      ----------

FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold                                           1,813,833       1,036,655
    Net asset value of shares issued in
         reinvestment of distributions to shareholders                       --            50,241
    Payment for shares redeemed                                        (1,889,457)        (85,703)
                                                                       ----------      ----------
Net increase (decrease) in net assets from capital share transactions     (75,624)      1,001,193
                                                                       ----------      ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (22,827)      1,864,989

NET ASSETS
    Beginning of period (Note 1)                                        3,453,747       1,588,758
                                                                       ----------      ----------
    End of period                                                      $3,430,920      $3,453,747
                                                                       ==========      ==========

ACCUMULATED NET INVESTMENT LOSS                                        $  (30,750)     $     --
                                                                       ==========      ==========

CAPITAL SHARE ACTIVITY
    Shares sold                                                           116,637          82,679
    Shares reinvested                                                        --             3,528
    Shares redeemed                                                      (117,328)         (6,068)
                                                                       ----------      ----------
    Net increase (decrease) in shares outstanding                            (691)         80,139
    Shares outstanding, beginning of period (Note 1)                      223,884         143,745
                                                                       ----------      ----------
    Shares outstanding, end of period                                     223,193         223,884
                                                                       ==========      ==========

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                              FINANCIAL HIGHLIGHTS

                 Selected Per Share Data and Ratios for a Share
                       Outstanding Throughout Each Period


                                                      Six Months
                                                         Ended            Year            Period
                                                       June 30,          Ended            Ended
                                                         2000         December 31,     December 31,
                                                      (Unaudited)         1999            1998(a)
                                                     ------------     ------------     ------------

Net asset value at beginning of period               $      15.43     $      11.05     $      10.00
                                                     ------------     ------------     ------------

Income (loss) from investment operations:
    Net investment income (loss)                            (0.14)           (0.11)            0.08
    Net realized and unrealized gains on investments         0.08             4.76             1.05
                                                     ------------     ------------     ------------
Total from investment operations                            (0.06)            4.65             1.13
                                                     ------------     ------------     ------------

Less distributions:
    From net investment income                               --               --              (0.08)
    From net capital gains                                   --              (0.27)            --
                                                     ------------     ------------     ------------
Total distributions                                          --              (0.27)           (0.08)
                                                     ------------     ------------     ------------

Net asset value at end of period                     $      15.37     $      15.43     $      11.05
                                                     ============     ============     ============

Total return (b)                                            (0.39%)(e)       42.26%           11.34%(e)
                                                     ============     ============     ============

Net assets at end of period                          $  3,430,920     $  3,453,747     $  1,588,758
                                                     ============     ============     ============

Ratio of net expenses to average net assets (c)              2.91%(d)         2.32%            1.91%(d)

Ratio of net investment income (loss) to
     average net assets                                     (1.35%)(d)       (1.06%)           0.71%(d)

Portfolio turnover rate                                       154%(d)           64%               4%(d)

(a) Represents the period from the initial public offering of shares (March 2, 1998) through December 31, 1998.

(b)  Total returns shown exclude the effect of applicable sales loads.

(c) Absent fee waivers and expense reimbursements, the ratios of expenses to average net assets would have been 2.94% (d), 4.86% and 14.24%(d) for the periods ended June 30, 2000, December 31, 1999 and 1998, respectively (Note
     4).

(d)  Annualized.

(e)  Not annualized

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 2000
                                   (Unaudited)


                                                                       Market
    Shares                                                             Value
    ------                                                          ------------
              COMMON STOCKS - 99.6%
              TECHNOLOGY - 55.3%
     2,160       Apple Computer, Inc.*                             $    113,130
     1,830       Cisco Systems, Inc.                                    116,319
     3,415       Comcast Corp.                                          138,307
     1,760       EMC Corp.*                                             135,410
     1,005       Intel Corp.                                            134,356
       930       IBM Corp.                                              101,893
     2,050       Lucent Technologies, Inc.                              121,462
     3,980       National Semiconductor*                                225,865
     2,410       Nextel Communications, Inc.*                           147,462
     1,770       Nortel Networks                                        120,803
     3,224       Oracle Corp.*                                          271,018
     1,200       Qualcomm, Inc.*                                         72,000
     1,540       Texas Instruments, Inc.                                105,779
     4,485       Xerox Corp.                                             93,064
                                                                   ------------
                                                                      1,896,868
                                                                   ------------

              CONSUMER, CYCLICAL - 13.5%
     2,140       Circuit City Stores Inc.                                71,021
     1,685       Ford Motor Co.                                          72,455
     1,415       General Motors Corp.                                    82,158
     3,230       Sears Roebuck & Co.                                    105,379
     2,320       Wal-Mart Stores, Inc.                                  133,690
                                                                   ------------
                                                                        464,703
                                                                   ------------

              INDUSTRIAL - 12.0%
     5,160       Burlington Santa Fe Corp.                              118,358
     3,740       LSI Logic Corp.*                                       202,427
     6,210       Norfolk Southern Corp.                                  92,374
                                                                   ------------
                                                                        413,159
                                                                   ------------

              BASIC MATERIAL - 5.3%
     4,790       Allegheny Technologies                                  86,220
     3,670       Boise Cascade Corportation                              94,961
                                                                   ------------
                                                                        181,181
                                                                   ------------

              CONGLOMERATES - 3.6%
     2,130       General Electric Co.                                   122,430
                                                                   ------------

              FINANCIAL SERVICES - 3.4%
     1,094       Associates First Capital Corp. - Class A          $     24,410
     3,445       Bank One Corp.                                          91,508
                                                                   ------------
                                                                        115,918
                                                                   ------------

                                                                       Market
    Shares                                                             Value
    ------                                                          ------------
              COMMON STOCKS - 99.6%

              ENERGY - 3.3%
     3,535       Baker Hughes, Inc.                                     113,120
                                                                   ------------

              CONSUMER, NON-CYCLICAL - 3.2%
     2,340       Radio Shack Corp.                                      110,858
                                                                   ------------

              TOTAL COMMON STOCKS (COST $2,990,556)                $   3,418,237
                                                                   -------------

              MONEY MARKETS - 0.1%
     3,410       Firstar Stellar Treasury Fund (Cost $3,410)       $      3,410
                                                                   ------------

              TOTAL INVESTMENT SECURITIES(COST $2,993,966)- 99.7%  $   3,421,647

              OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                 9,273
                                                                   -------------

              NET ASSETS - 100.0%                                  $   3,430,920
                                                                   =============

*    Non-income producing security.

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2000

                                   (Unaudited)

1.   ORGANIZATION

The Lake Shore Family of Funds (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated September 3, 1997. The Trust currently offers one series of shares to investors: the Lake Shore Equity Fund. The Trust was capitalized on December 23, 1997, when the initial shares of the Fund were purchased at $10.00 per share. The initial public offering of shares of the Equity Fund commenced on March 2, 1998. The Equity Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Equity Fund seeks long-term growth of capital by investing primarily in common stocks. Dividend and interest income is only an incidental consideration to the Fund's investment objective.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Equity Fund's significant accounting policies:

Security valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the closing price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share is equal to the net asset value per share plus a sales load equal to 5.26% of the net asset value (or 5.00% of the offering price). The redemption price per share is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains, if any, at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of June 30, 2000, net unrealized appreciation on investments was $418,055 for federal income tax purposes, of which $638,284 related to appreciated securities and $220,229 related to depreciated securities based on a federal income tax cost basis of $3,003,592.

3.   INVESTMENT TRANSACTIONS

For the year ended June 30, 2000, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $3,279,371 and $3,052,933, respectively.

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Lake Shore Fund Group, LLC (the Adviser), of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of IFS Fund Distributors, Inc. (the Underwriter), the exclusive agent for the distribution of the Fund's shares.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

In order to voluntarily reduce operating expenses for the six-months ended June 30, 2000, the Adviser waived investment advisory fees of $666.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related administrative and compliance services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee from the Fund at an annual rate of 0.15% of its average daily net assets up to $50 million; 0.125% of such net assets from $50 million to $100 million; and 0.10% of such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $20 per shareholder account, subject to a $1,200 minimum monthly fee. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee, based on current asset levels, of $2,000 from the Fund In addition, the Fund pays certain IFS out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, the Underwriter serves as the exclusive agent for the distribution of the Fund's shares. For these services, the Underwriter earned $91 from underwriting commissions on the sale of shares during the year ended June 30, 2000.

PLAN OF DISTRIBUTION
The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may directly incur or reimburse the Underwriter or the Adviser for certain costs related to the distribution of the Fund shares, not to exceed 0.25% of average daily net assets. For the six months ended June 30, 2000, the Fund incurred $1,648 of expenses under the Plan.